SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                      Date of Report:    December 14, 1999

               Date of Earliest Event Reported:  December 8, 1999


                               TANDYCRAFTS, INC.

                             A DELAWARE CORPORATION


               1-7258                            75-1475224
               ------                            ----------
      (Commission File Number)       (IRS Employer Identification No.)



                              1400 Everman Parkway
                            Fort Worth, Texas  76140
                                 (817) 551-9600

ITEM 5.   OTHER EVENTS
          ------------

          (a) On December 8, 1999, Registrant issued a press release announcing that it has promoted Leo C. Taylor to serve as its new Senior Vice President of Finance.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

          (c)  Exhibits.
               --------

               Exhibit
               Number                     Description
               --------  -------------------------------------------

                 99 Copy of press release announcing that it has promoted Leo C. Taylor to serve as its new Senior Vice President of Finance.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.

                                          TANDYCRAFTS, INC.


Date:  December 14, 1999                  By:/s/ Michael J. Walsh
                                             --------------------------
                                             Michael J. Walsh, Chairman
                                             and Chief Executive Officer


Date:  December 14, 1999                  By:/s/ James D. Allen
                                             --------------------------
                                             James D. Allen, President
                                             and Chief Operating Officer